INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS, NET
Schedule of Intangible assets and amortization

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2023	2024
	RMB	RMB
Trademark	1,823	1,612
Computer software	198,429	410,984
Intellectual properties	544,198	258,495
Less: accumulated amortization	(175,362)	(209,136)
Intangible assets, net	569,088	461,955